Summary prospectus

Fixed income mutual fund

Macquarie Limited-Term Diversified Income Fund

(formerly, Delaware Limited-Term Diversified Income Fund)

Nasdaq ticker symbols
Class A	DTRIX
Class C	DTICX
Class R	DLTRX
Institutional Class	DTINX
Class R6	DLTZX

May 1, 2025

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at macquarie.com/mam/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2025 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Macquarie Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds

(formerly, Delaware Limited-Term Diversified Income Fund)

What is the Fund’s investment objective?

Macquarie Limited-Term Diversified Income Fund seeks maximum total return, consistent with reasonable risk.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Macquarie Funds (formerly, Delaware Funds by Macquarie®). More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		R		Inst.		R6
Management fees	0.49%		0.49%		0.49%		0.49%		0.49%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none		none
Other expenses	0.21%		0.21%		0.21%		0.21%		0.12%	[2]
Total annual fund operating expenses	0.95%		1.70%		1.20%		0.70%		0.61%
Fee waivers and expense reimbursements	(0.31%)	[3]	(0.31%)	[3]	(0.31%)	[3]	(0.31%)	[3]	(0.31%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.64%		1.39%		0.89%		0.39%		0.30%

[1]

For Class A shares, a 0.75% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.39% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.30% of the Fund’s Class R6 shares’ average daily net assets from May 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.	R6
1 year	$339	$142	$242	$91	$40	$31
3 years	$539	$506	$506	$350	$193	$164
5 years	$757	$894	$894	$630	$359	$309
10 years	$1,382	$1,983	$1,983	$1,427	$841	$733

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations (80% policy). Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P) and Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Fund will maintain an average effective duration from one to three years. The Manager will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on the Manager’s evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

Summary prospectus
Macquarie Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies and, subject to the limitations described below, non-US companies. The Fund may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities, which have been established or are sponsored by the US government, and, subject to the limitations described below, securities issued by foreign governments.

Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund may invest up to 20% of its net assets in below-investment-grade securities (also known as high yield or “junk” bonds).

The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund’s total non-US dollar currency exposure will be limited, in the aggregate, to no more than 10% of its net assets.

The Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 20% of its net assets.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk) bond risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the Manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Foreign risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability, changes in currency exchange rates,

Summary prospectus
Macquarie Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie Limited-Term Diversified Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year and the table shows how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800-523-1918 or by visiting our website at macquarie.com/mam/performance.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.31% for the quarter ended June 30, 2020, and its lowest quarterly return was -2.70% for the quarter ended March 31, 2022. The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2024

	1 year	5 years	10 years or lifetime
Class A return before taxes	1.53%	1.16%	1.43%
Class A return after taxes on distributions	-0.07%	0.07%	0.46%
Class A return after taxes on distributions and sale of Fund shares	0.89%	0.42%	0.66%
Class C return before taxes	2.74%	0.89%	0.87%
Class R return before taxes	4.26%	1.37%	1.37%
Institutional Class return before taxes	4.65%	1.90%	1.88%
Class R6 return before taxes (lifetime: 5/1/17‑12/31/24)	4.86%	1.97%	1.94%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)*	1.25%	-0.33%	1.35%
Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses, or taxes)*	4.36%	1.58%	1.63%

* In connection with new regulatory requirements, effective December 31, 2024, the Fund changed its broad-based securities market benchmark index to the Bloomberg US Aggregate Index. Although the Bloomberg US Aggregate Index can be considered broadly representative of the overall securities market applicable to the Fund, the Fund will continue to show the performance of the Bloomberg 1-3 Year US Government/Credit Index for comparative purposes because the Manager believes it is more representative of the Fund's investment universe.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts

Summary prospectus
Macquarie Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds

(IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Janaki Rao	Managing Director, Head of US Multisector	May 2024
Andrew Vonthethoff, CFA	Managing Director, Senior Portfolio Manager	May 2024

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

On April 21, 2025, Macquarie Group Limited, the parent company of the Manager, a series of Macquarie Investment Management Business Trust (MIMBT), together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close by the end of October 2025. This is subject to change.

Under the Investment Company Act of 1940, as amended, the closing of the transaction will result in the automatic termination of the Fund’s investment advisory agreement with the Manager and the sub-advisory agreements. Consequently, the Fund’s Board of Trustees (Board) will be asked to approve a new investment advisory agreement and new sub-advisory agreements. If approved by the Board, the new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at macquarie.com/mam/account-access; by calling 800 523-1918; by regular mail (c/o Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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